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                                                               EXHIBIT 10(j)



[NBD LOGO]                          ASSIGNMENT OF POLICY AS COLLATERAL SECURITY


FOR VALUE RECEIVED, the undersigned ("Assignor") assigns and transfers all its rights, title and interest in and to Policy Number 92004017 issued by Transamerica Occidental Life Insurance Company ("Insurance Company"), on the life of Kenneth K. Rieth to NBD BANK, of 611 Woodward Avenue, Detroit, Michigan 48226, its successors and assigns ("Bank"), together with all rights to all unearned pre-paid premiums, subject however to all the terms and conditions of the policy and to all liens, if any, which the Insurance Company may have against the policy.

     It is expressly agreed that without detracting from the generality of the foregoing, the following rights and privileges are included in this assignment:

(1) The sole right to collect from the Insurance Company the net proceeds of the policy when it becomes a claim by death or maturity, and to collect any Disability Income, unless this right is waived by the Bank in writing.

(2) The sole right to surrender the policy and to receive its surrender value at any time that the surrender value is available, without notice to or assent by the insured, the beneficiary or the owner.

(3) The sole right, without notice to or assent by the insured, the beneficiary or the owner, to secure a loan or loans on the policy for any purpose whatsoever and to pledge the policy as security for that loan.

(4) The sole right to collect and to receive all distributions, shares of surplus, dividend deposits or additions to the policy now or hereafter made or apportioned to it, if any, and to determine whether the cash value of any distributions, shares of surplus, dividend deposits, or additions that may be used in accordance with the terms of the policy in the payment of premiums shall be so used or shall be taken by the assignee in cash; provided, that unless and until the Bank shall notify the Insurance Company in writing to the contrary, the distributions, shares of surplus, dividend deposits, or additions shall continue on the plan in force at the time of this assignment.

(5) The sole right to exercise all nonforfeiture options permitted by the terms of the policy and to receive all benefits and advantages derived from those options. Then Bank shall not have the right to elect installment options or to change the beneficiary even though that right to change has been reserved in the policy. The right, if any, to change the beneficiary from time to time, subject always to this assignment, being reserved to the person or persons having such right under the terms of the policy.

     This assignment is made and the policy is to be held as collateral security for all present and future direct or indirect liabilities of the undersigned and Kenneth K. Rieth or any of them to the Bank, and any balance that may remain with the Bank after payment of those liabilities shall be paid to the persons entitled to it under the terms of the policy.

     The sole receipt of the Bank for any amount payable under the policy and received by it shall be a full discharge and release of the Insurance Company, and the Insurance Company shall not be bound in any way to see to the application of the proceeds of the policy by the Bank.

     If it should appear that this assignment is made upon any trust, the Insurance Company shall not be liable to see to the application of any payment and may rely upon the sole signature of the Bank to any receipt, release, or waiver, or to any transfer or other instrument, purporting to affect this assignment or any rights under this assignment.

     The undersigned agree that without notice to either or any of them and without affecting the liability of either or any of them under this assignment, the Bank may apply the proceeds of the assigned policy to the liabilities for which this assignment is given as security without first resorting to other collateral; may take or release other security and may grant extensions, renewals and indulgences with respect to those liabilities; and may release any party primarily or secondarily liable for any liability secured by this assignment.

     No proceedings in bankruptcy are pending against the undersigned or any of them.

     WAIVER OF JURY TRIAL. The Bank and the undersigned, after consulting or having had the opportunity to consult with counsel, knowingly, voluntarily and intentionally waive any right either of them may have to a trial by jury in any litigation based upon or arising out of this agreement or any related instruments or agreement, or any of the transactions contemplated by this agreement or any related instrument or agreement, or any course of conduct, dealing, statements (whether oral or written), or actions of either of them. Neither the Bank nor the undersigned shall seek to consolidate, by counterclaim or otherwise, any action in which a jury trial cannot be or has not been waived. These provisions shall not be deemed to have been modified in any respect or relinquished by either the Bank or the undersigned except by written instrument executed by both of them.

     Executed on March 3, 1997.







     [SIG]                                      Kenneth K. Rieth, President
-----------------------------                 ---------------------------------
Witness                                       Owner: Riviera Tool Company*

     [SIG]                                      Kenneth K. Rieth, President
-----------------------------                 ---------------------------------
Witness                                       Beneficiary: Riviera Tool Company*

     [SIG]                                      Kenneth K. Rieth,
-----------------------------                 ---------------------------------
Witness                                       Insured: Kenneth K. Rieth
                                              *Successor by merger to the
                                               interests of Riviera Die & Tool
                                               Company, formerly known as
                                               R.D.T. Inc.,


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                          INDIVIDUAL ACKNOWLEDGMENTS
State of Michigan
County of Wayne


The assignment on the reverse was acknowledged before me on March 3, 1997 by
Kenneth K. Rieth   (and) ____________________________.

My Commission expires July 18, 2001           Ruby M. Edison
                                          ---------------------------
                                          Notary Public, Wayne County, MI

                           CORPORATE ACKNOWLEDGMENT
State of Michigan
County of Wayne

The assignment on the reverse was acknowledged before me on March 3, 1997, by Kenneth K. Rieth, (and) ___________________________,
the President (and) ___________________________ (respectively) of
Riviera Tool Company, a Michigan corporation, on behalf of the corporation.

My commission expires July 18, 2001       Ruben M. Edison
                                          -------------------------------
                                          Notary Public, Wayne County, MI

                     ACKNOWLEDGMENT BY INSURANCE COMPANY

Received and duplicate filed at the home office of the Insurance Company in ______________________________________,on ___________________________, 19___.


                                            ________________________________
                                            Name of Insurance Company

                                            By _____________________________
                                                   Authorized Official

                           DISCHARGE OF ASSIGNMENT

In consideration of full payment, receipt of which is acknowledged, and of other valuable consideration, the undersigned release all right, title and interest in and under the assignment on the reverse of this sheet and in and to the policy assigned, and the assignment is fully discharged.

Executed at Detroit, Michigan on _____________________________________, 19____.

                                             NBD BANK

                                             By ___________________________
                                                  Vice President

State of Michigan
County of ________

The foregoing Discharge of Assignment was acknowledged before me on ________________________________, 19__, by ________________________________________, the Vice President of NBD Bank.

My Commission expires ___________, 19___    ____________________________________

                                          Notary Public, __________ County, MI